UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 3, 2013
Date of Report (Date of earliest event reported)

TRUCEPT INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-29895	90-0749326
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1100 Quail Street, Suite 100, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

(858) 798-1644
Registrant's telephone number, including area code

SMART-TEK SOLUTIONS INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Smart-Tel Solutions, Inc., effective January 3, 2013 has changed its name to Trucept, Inc. On or about December 18, 2012, a majority of Smart-Tel Solutions, Inc. shareholders consented to the change which was approved by the Board of Directors the same day. On December 20, 2012 the Articles of Incorporation were amended to reflect the name change.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is attached as part of this report:

Exhibit No.	Description
3.4	Certificate of Amendment to Certificate of Incorporation

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ Brian Bonar	Date
_______________	_______________
Brian Bonar
Chief Executive Officer,	January 3, 2013